UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01944

Principal Variable Contracts Funds, Inc.
(Exact name of registrant as specified in charter)

801 Grand Avenue, Des Moines, IA 50309
(Address of principal executive offices)                                                         (Zip code)

Principal Global Investors, LLC, 801 Grand Avenue, Des Moines, IA 50309
(Name and address of agent for service)

Registrant’s telephone number, including area code:	515-235-1719

Date of fiscal year end:	December 31, 2022

Date of reporting period:	December 31, 2022

EXPLANATORY
NOTE

The Registrant is filing this amendment (the “Amendment”) to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission on February 24, 2023 (the “Report”). The Registrant’s
Form N-CSR
, for the fiscal year ended December 31, 2022, is hereby incorporated by reference into and is legally a part of this Form N-CSR/A. The purpose of this Amendment is to replace Item 1 “Report to Stockholders” for the SAM Flexible Income Portfolio with respect to the information under the heading “What contributed to or detracted from Fund performance during the fiscal year?” The original filing inadvertently contained a discussion of a different fund in the referenced section. A secondary purpose of this Amendment is to refile certifications required by Item 13 (a) (2) to clarify that 4 (d) relates to the period covered by the report.

Except as otherwise noted above, the Report was accurate, timely distributed to shareholders and contained all information required to be included in such reports by the Registrant’s registration statement form under the Investment Company Act of 1940, as amended, pursuant to Rule 30e-1(a) thereunder.

This Amendment should be read in conjunction with the Report. Except for the portion of Item 1 noted above, this Amendment does not reflect events occurring after the filing of the Report or modify or update the Report in any way.

ITEM 1 – REPORT TO STOCKHOLDERS

SAM Flexible Income Portfolio
Investment Advisor: Principal Global Investors, LLC
Average Annual Total Returns*
as of
December 31, 2022
What contributed to or detracted from Fund performance during the fiscal year?
The investment seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). The fund operates as a fund of funds. It generally invests between 55% and 95% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund. The fund generally invests between 5% and 45% of its assets in equity funds, and less than 30% in any one equity fund.
It generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund.
The portfolio's allocation to U.S. short-term investment grade bonds, which helped in the risk-off environment, was the largest positive contributor to performance for the period. In addition, the portfolio's allocation in U.S. large cap value equities, which outperformed their growth counterparts, aided performance for the period. Lastly, the portfolio's allocation to real assets positively contributed to performance for the period.
The portfolio's allocation in U.S. large cap growth equities, which underperformed their value counterparts, was the largest detractor to performance for the period. In addition, the portfolio's allocation in U.S. investment grade corporate bonds, which underperformed core fixed income, hindered performance for the period. Lastly, the portfolio's allocation to global real estate securities negatively contributed to performance for the period.
Value of a $10,000 Investment* December 31, 2012 - December 31, 2022
1-Year 5-Year 10-Year Inception Date
Class 1 Shares -13.11% 2.04% 3.77% 9/9/97
Class 2 Shares -13.37% 1.78% 3.50% 11/6/01
^
The Fund uses a blended benchmark, SAM Flexible Income Blended Index, which shows how the Fund’s performance compares to a blend of indices with similar investment objectives. SAM Flexible Income Blended Index is composed of 75% Bloomberg U.S. Aggregate Bond Index, 20% Russell 3000, and 5% MSCI EAFE Index
NTR. Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

ITEM 13 – EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as
Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as
Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto as
Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Principal Variable Contracts Funds, Inc.

By	s/ Kamal Bhatia
            Kamal Bhatia, President and CEO

Date	05/09/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	s/ Kamal Bhatia
            Kamal Bhatia, President and CEO

Date	05/09/2023

By	s/ Michael Scholten
            Michael Scholten, Chief Financial Officer

Date	05/09/2023